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                                                                    Exhibit 3.45

                                                                          PAGE 1

                                    DELAWARE
                                 THE FIRST STATE

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "PJC ESSEX REALTY LLC" AS RECEIVED AND FILED IN THIS OFFICE.

     THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

     CERTIFICATE OF FORMATION, FILED THE TWENTY-SIXTH DAY OF AUGUST, A.D. 2003, AT 11:40 O'CLOCK A.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY.


                                      /s/ Harriet Smith Windsor
                                      -------------------------
                                      Harriet Smith Windsor, Secretary of State
3684717   8100H  [SEAL]               AUTHENTICATION:  3256663

040547242                                       DATE:  07-27-04

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      STATE OF DELAWARE
     SECRETARY OF STATE
  DIVISION OF CORPORATIONS
DELIVERED 01:20 PM O8/26/2003
  FILED 11:40 AM 08/26/2003
SRV 030553187 - 3684717 FILE

                            CERTIFICATE OF FORMATION

                                       OF

                              PJC Essex Realty LLC

     This Certificate of Formation of PJC Essex Realty LLC, dated as of August 26, 2003, is being duly executed and filed by Stephen Geanacopoulos, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (Chapter 18, Title 6 of the Delaware Code and the acts amendatory thereof and supplemental thereto).

     1. The name of the limited liability company (hereinafter called the "Limited Liability Company") is:

                              PJC Essex Realty LLC

     2. The address of the registered office of the Limited Liability Company in the State of Delaware is:

                            Corporation Trust Center
                               1209 Orange Street
                               City of Wilmington
                              County of New Castle
                                State of Delaware

     3. The name of its registered agent at such address is The Corporation Trust Company.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of PJC Essex Realty LLC as of the date first above written.

                                       /s/ Stephen Geanacopoulos
                                      -----------------------------------
                                      Stephen Geanacopoulos, Esquire
                                      Authorized Person